Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President
Richard F. Lawson, Vice-President

Investment Adviser
Wallace R. Weitz & Company

Distributor
Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
National Financial Data Services, Inc.

This report has been prepared for the information of the shareholders of Weitz Series Fund, Inc. — Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1/26/2001

WEITZ SERIES FUND, INC.

Fixed Income Fund

Government Money Market
Fund

QUARTERLY

REPORT
December 31, 2000

One Pacific Place, Suite 600

1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980

800-232-4161
402-391-2125 FAX

www.weitzfunds.com

NASDAQ symbol: WEFIX

WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
Performance Since Inception
Portfolio Manager’s Letter
Schedule of Investments in Securities
WEITZ SERIES FUND, INC. -- GOVERNMENT MONEY MARKET FUND
Portfolio Manager’s Letter
Schedule of Investments in Securities

Fixed Income Fund

Performance Since Inception	3

Shareholder Letter	4

Schedule of Investments	7

Government Money Market Fund

Shareholder Letter	10

Schedule of Investments	11

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Performance Since Inception

A long-term perspective on the Fixed Income Fund’s performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five, and ten year periods ended December 31, 2000.

	Value of	Value of	Value of
	Initial	Cumulative	Cumulative	Total	Annual
	$10,000	Capital Gain	Reinvested	Value of	Rate of
Period Ended	Investment	Distributions	Dividends	Shares	Return

Dec. 23, 1988	$10,000	$—	$—	$10,000	—%
Dec. 31, 1988	9,939	—	68	10,007	—
Dec. 31, 1989	10,020	—	900	10,920	9.1
Dec. 31, 1990	10,232	12	1,661	11,905	9.0
Dec. 31, 1991	10,625	13	2,597	13,235	11.4
Dec. 31, 1992	10,557	13	3,396	13,966	5.5
Dec. 31, 1993	10,820	14	4,258	15,092	8.1
Dec. 31, 1994	9,961	13	4,763	14,737	-2.4
Dec. 31, 1995	10,847	14	6,199	17,060	15.8
Dec. 31, 1996	10,637	13	7,158	17,808	4.4
Dec. 31, 1997	10,916	14	8,419	19,349	8.6
Dec. 31, 1998	10,989	14	9,653	20,656	6.8
Dec. 31, 1999	10,432	13	10,400	20,845	0.9
Dec. 31, 2000	10,698	14	12,168	22,880	9.8

The Fixed Income Fund’s average annual total return for the one, five and ten year periods ended December 31, 2000, was 9.8%, 6.0% and 6.8%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $12,006. This information represents past performance of the fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
December 31, 2000 – Quarterly Report

January 8, 2001

Dear Fellow Shareholder:

        2000 was a good year for the Fixed Income Fund. A 4th quarter gain of +3.8% brought our total return for the year to +9.8% (after all fees and expenses). For the full year, net interest income contributed about 6.6% of this gain and (unrealized) appreciation of our bonds accounted for the balance of 3.2%.

        The table below summarizes total return data for our fund as well as the average intermediate-term, investment grade fixed income fund.

	1 Year	5 Years

Fixed Income Fund	9.8%	6.0%
Average Intermediate Investment Grade Fixed Income Fund*	9.8%	5.5%
*Source: Lipper Analytical Services

        The following table shows a profile of our portfolio as of December 31:

Average Maturity	7.0 years
Average Duration	3.3 years
Average Coupon	7.0%
30-Day SEC Yield at 12-31-00	6.7%
Average Rating	AA

Overview

        Déjà vu! The last two years have been unusually volatile ones for the bond market, bringing back memories of the Jeckyll & Hyde behavior the bond market experienced in 1994 to 1995. In 1999 (as in ’94) the Federal Reserve raised interest rates several times, and bonds suffered their second worst annual decline ever. In early 2000, interest rates began to decline, sparked initially by the significant buyback program initiated by the Treasury department, and bond prices rebounded. During this period, long-term Treasury bond total returns swung from, approximately -13% in 1999 to +21% in 2000 (Source Bloomberg L.P.)

        Then, as now, our strategy remains investing in relatively short-term, high quality bonds to capture most of the return available on long-term bonds while avoiding some of the volatility associated with long bonds. As a result, our total returns during this volatile period were +0.9% in 1999 and +9.8% in 2000. Thus, our two-year total return was nearly +11% (100 X 1.009 = 100.009 X 1.098 = 110.8) while long Treasuries returned approximately 5% for the two years (100 X .87 = 87 X 1.21 = 105.3). The effect is that we gained 6 percentage points of return, over two years, while enjoying greater stability and comfort. The margin of our outperformance over this two-year period is a pleasant surprise, although not one I would expect to repeat. Our goal is to provide reasonable returns over time and to avoid large surprises, especially negative ones.

        Credit quality also mattered last year. While interest rates on high quality bonds generally declined (and prices rose) during 2000, most high yield or junk bonds suffered during the year as companies began to default on bond interest payments at the fastest pace in about a decade. Excessive leverage, easy financing, and a slowing economy combined to erode investor sentiment toward credit risk. By year-end, the difference, or spread, between yields on Treasuries and riskier bonds was near its highest level in years, indicating the level of nervousness among bond investors. Thus, while long Treasury bonds produced a total return of 21% during 2000, the Merrill Lynch Master index of high yield bonds was actually down 5.1%.

        The unusually wide quality spreads in the fixed income markets coupled with signs of a slowing economy may have created a more difficult credit situation than perhaps the Fed had intended to engineer. Also, the speed with which the economy has slowed has caught many market observers and possibly officials at the Fed, by surprise. As a result, in December the Fed hinted that its next move might be to lower interest rates, ending a credit tightening phase that saw short-term interest rates rise nearly 2 percent over the past two years.

Portfolio Review and Outlook

        Our portfolio changes very little from quarter to quarter, so I often have trouble finding new things to say about our investments. We continue to be concentrated in U.S. government agency bonds and mortgage-backed securities, which accounted for about 53.0% of the portfolio at December 31. Corporate bonds represent our next largest investment category, with 30.3% at year-end. We have, for example, invested in the bonds of Hilton Hotels, Liberty Media, and Countrywide Home Loans, companies whose equities we also own in our stock funds.

        Where do we go from here? As usual, we don’t attempt to be prognosticators. However, the outlook for the bond market appears favorable. Inflation has remained subdued, the economy is slowing, and the Federal Reserve just last week began the process of lowering interest rates. In doing so, the Fed sent a clear signal that they felt the risks to the economy are skewed toward economic weakness rather than strength, which might cause inflation. Should the turmoil in the stock market and the real economy translate into a recession in 2001, bond investors may be the direct beneficiaries.

        We will continue to search for investments that have favorable risk/reward characteristics and shun those where success depends on correct interest rate forecasts. The recent dislocation that has occurred in some parts of the bond market may provide opportunities for us.

        If you have any questions about our investments or strategy, please feel free to call.

Best regards, Thomas D. Carney Portfolio Manager

Annual Shareholder Information Meeting: Please mark your calendars for May 30, 2001. The meeting will be held at the Omaha Marriott in Regency and will begin at 4:30. It is a great opportunity to meet your fellow shareholders and the client service people you have talked to on the phone. There should be no official business, so the whole meeting can be devoted to answering shareholder questions. We look forward to seeing you then.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND

Schedule of Investments in Securities
December 31, 2000
(Unaudited)

	Face
Rating	amount		Cost	Value

		CORPORATE BONDS — 30.3%
	$750,000	Superior Financial Corp. Sr. Notes 8.65% 4/01/03	$750,000	$748,853
A+	48,000	Homeside, Inc. 11.25% 5/15/03	48,000	51,660
Ba2	1,100,000	USA Networks, Inc. 7.0% 7/01/03	1,087,910	1,109,625
A	1,000,000	Countrywide Home Loans, Inc. 6.85% 6/15/04	996,694	1,003,072
A	1,000,000	Ford Motor Credit Co. Notes 6.7% 7/16/04	998,783	998,200
	250,000	Local Financial Corp. 11.0% 9/08/04	250,000	251,250
BBB	1,000,000	ConAgra, Inc. Sub. Notes 7.4% 9/15/04	1,000,000	1,034,262
B+	750,000	Century Communications Sr. Notes 9.5% 3/01/05	788,958	705,000
A	600,000	General Motors Acceptance Corp. Debs. 6.625% 10/15/05	598,150	595,913
BBB-	1,000,000	Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	970,723	1,005,874
BBB-	500,000	Liberty Media Corp. Sr. Notes 7.875% 7/15/09	501,393	493,225
BBB	500,000	Harcourt General 6.5% 5/15/11	486,973	432,500
AA-	1,000,000	Merrill Lynch 7.15% 7/30/12	1,000,000	979,073
AAA	1,000	Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,034	1,038

		Total Corporate Bonds	9,478,618	9,409,545

		MORTGAGE-BACKED SECURITIES — 24.1%
AAA	187,214	Fannie Mae REMIC Planned Amortization Class 7.5% 4/25/19 (Avg. Life 0.6 years)	185,779	186,783
AAA	16,662	Freddie Mac 9.5% 9/01/03 (Avg. Life 1.2 years)	16,662	17,253
AAA	454,712	Fannie Mae REMIC Planned Amortization Class 6.5% 10/25/18 (Avg. Life 1.3 years)	443,231	453,791
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/20 (Avg. Life 1.4 years)	1,003,353	1,006,458
AAA	500,000	Freddie Mac REMIC Planned Amortization Class 6.65% 9/15/21 (Avg. Life 2.0 years)	491,248	498,044
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.75% 12/15/21 (Avg. Life 3.1 years)	992,536	1,001,517
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 4/15/21 (Avg. Life 3.3 years)	977,685	1,008,213
AAA	500,000	Freddie Mac REMIC Planned Amortization Class 7.0% 7/15/21 (Avg. Life 3.5 years)	495,757	501,663
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 9/15/09 (Avg. Life 3.8 years)	1,003,143	1,007,955
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/21 (Avg. Life 3.9 years)	1,018,591	1,008,465
AAA	786,962	Fannie Mae 6.5% 6/01/18 (Avg. Life 5.3 years)	786,068	781,816

		Total Mortgage-Backed Securities	7,414,053	7,471,958

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

	Face
Rating	amount		Cost	Value

		TAXABLE MUNICIPAL BONDS — 3.0%
AAA	$325,000	Baltimore Maryland 7.25% 10/15/05	$328,203	$340,119
AAA	500,000	Stratford Connecticut 6.55% 2/15/13	500,000	493,390
AAA	45,000	Oklahoma Hsg. Fin. Auth. 8.7% 9/01/13	45,000	47,616
AAA	55,000	Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14	55,000	56,012

		Total Taxable Municipal Bonds	928,203	937,137

		U.S. GOVERNMENT AND AGENCY SECURITIES — 28.9%
AAA	1,000,000	Freddie Mac 7.09% 6/01/05	1,000,000	1,000,944
AAA	1,000,000	Fannie Mae 7.27% 8/24/05	1,000,000	1,000,000
AAA	2,000,000	Federal Home Loan Bank 6.04% 9/08/05	2,000,000	1,979,918
AAA	500,000	Federal Home Loan Bank 6.44% 11/28/05	500,405	514,972
AAA	500,000	Freddie Mac 6.407% 2/22/06	497,967	497,548
AAA	1,000,000	Fannie Mae 7.15% 10/11/06	996,152	1,009,488
AAA	1,000,000	Fannie Mae 6.56% 11/26/07	1,000,000	1,001,026
AAA	1,000,000	Fannie Mae 6.50% 3/19/08	993,683	993,272
AAA	1,000,000	Freddie Mac 6.41% 7/15/13	1,009,515	966,353

		Total U.S. Government and Agency Securities	8,997,722	8,963,521

	Shares

		COMMON STOCKS — 0.8%
	46,500	Hanover Capital Mortgage Holdings, Inc.	422,645	241,219

		CONVERTIBLE PREFERRED STOCKS — 4.0%
	46,600	Redwood Trust, Inc. 9.74% Pfd. Class B	1,225,075	1,231,988

		NON-CONVERTIBLE PREFERRED STOCKS — 0.6%
B3	5,000	Crown American Realty Trust 11% Pfd. Series A	222,500	188,750

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Face
amount		Cost	Value

	SHORT-TERM SECURITIES — 10.0%
$2,131,069	Wells Fargo Government Money Market Fund	$2,131,069	$2,131,069
1,000,000	Federal Home Loan Bank Discount Note 3/02/01	989,978	989,806

	Total Short-Term Securities	3,121,047	3,120,875

	Total Investments in Securities	$31,809,863	31,564,993

	Other Liabilities in Excess of Other Assets — (1.7%)		(516,340)

	Total Net Assets — 100%		$31,048,653

	Net Asset Value Per Share		$10.85

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
December 31, 2000 – Quarterly Report

January 8, 2001

Dear Shareholder:

        It was a good year for the Government Money Market Fund. Our total return for the year, assuming reinvestment of interest income, was 5.7%. As of December 31st, our 7-day and 30-day yields were both 5.9%.

        The economic slowdown I mentioned in last quarter’s letter gathered momentum in the fourth quarter. In fact, the speed with which this slowdown occurred caught many market observers and possibly officials at the Fed, by surprise. As a result, in December the Fed hinted that its next move might be to lower interest rates, ending a credit tightening phase that saw short-term interest rates rise nearly 2 percent over the past two years. And true to form, the Fed lowered interest rates last week for the first time in 2 years with market participants expecting further easing by the Fed as this year progresses.

        Our strategy in the money market fund remains conservative. We invest in short-term Government securities that have a weighted average maturity of less than 90 days. While the credit quality of our investments is high, the expected returns on these investments are affected by near-term monetary policy. A change in the “going rate” in the short-term government security market impacts our yields fairly quickly. The increase in yield of our fund over the past year is evidence of this sensitivity to short-term interest rates.

        The nature of any money market fund requires frequent reinvesting as securities mature. We have had the benefit of rising reinvestment opportunities during 2000 as short-term interest rates generally rose. However, the opposite may hold true in 2001. So, if the Federal Reserve continues to lower short-term interest rates in an effort to stimulate the economy, the yield on our portfolio may also decline.

        If any of this raises questions, please feel free to call.

Best regards, Thomas D. Carney Portfolio Manager

WEITZ SERIES FUND, INC.

GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities
December 31, 2000
(Unaudited)

	Face
Rating	amount		Value

		U.S. GOVERNMENT AND AGENCY SECURITIES — 100.3%*
AAA	$4,000,000	Federal Home Loan Bank Discount Note 6.590% 1/31/01	$3,978,634
AAA	5,000,000	U.S Treasury Bill 6.423% 2/01/01	4,973,198
AAA	6,000,000	Federal Home Loan Bank Discount Note 6.587% 2/07/01	5,960,595
AAA	7,000,000	U.S Treasury Bill 6.274% 2/22/01	6,938,342
AAA	7,000,000	Federal Farm Credit Bank Discount Note 6.472% 2/28/01	6,929,176

		Total U.S. Government and Agency Securities	28,779,945

		SHORT-TERM SECURITIES — 0.3%
	90,835	Wells Fargo 100% Treasury Money Market Fund 5.620%	90,835

		Total Investments in Securities (Cost $28,870,780)**	28,870,780
		Other Liabilities in Excess of Other Assets — (0.6%)	(183,054)

		Total Net Assets — 100%	$28,687,726

*	Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.

**	Cost is the same for Federal income tax purposes.

________________________________________________________________________________